UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2022
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

  The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Financial results
On January 31, 2022, L3Harris Technologies, Inc. (“L3Harris”) issued a press release announcing, among other things, its results of operations and financial condition as of and for the fourth quarter and full fiscal year 2021 and its initial guidance for fiscal year 2022, including for expected revenue, organic revenue growth, margin, earnings per diluted share from continuing operations, cash flow, research and development tax impact, and share repurchases. The full text of the press release and accompanying financial tables is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Supplemental Information
Included in this Exhibit 99.1 to this Current Report on Form 8-K, the Company is providing, as supplemental information, unaudited historical business segment information for the fourth quarter and full fiscal years of 2021 and 2020 as reclassified to reflect the new business segment structure and adjustments to segment operating income for pension and other postretirement plan (“OPEB”) income/cost as previously described in our current report on Form 8-K/A filed with the SEC on January 18, 2022. The segment reorganization and change to pension and OPEB income/cost has no impact to the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows, statements of comprehensive income or statements of shareholders’ equity. The Company did not operate under the realigned segment structure for any of these periods. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for fiscal 2020 which reports have previously been filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
The press release furnished herewith as Exhibit 99.1 includes a discussion of non-GAAP financial measures (as defined below), including earnings per diluted share from continuing operations (“EPS”), adjusted earnings before taxes (“EBIT”), adjusted EBIT margin and adjusted free cash flow for the fourth quarters and full fiscal years of 2021 and 2020; organic revenue growth for the company and for its Space and Airborne Systems, Communications System and Aviation Systems segments for the fourth quarters and fiscal years 2021 and 2020; segment operating income and margin for the Aviation Systems segment for the fourth quarters and fiscal years of 2021 and 2020; and expected organic revenue growth, adjusted EBIT margin, EPS, adjusted free cash flow and share repurchases for 2022; in each case, adjusted for certain costs, charges, expenses, losses or other amounts as set forth in the reconciliations of non-GAAP financial measures included in the financial statement tables accompanying the press release. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). L3Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. L3Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze L3Harris business trends and to understand L3Harris performance. In addition, L3Harris may utilize non-GAAP financial measures as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

                        EXHIBIT INDEX
     The following exhibit is furnished herewith:

99.1	Press Release, issued by L3Harris Technologies, Inc. on January 31, 2022 (furnished pursuant to Item 2.02 and Item 7.01).
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
By:	/s/ Corliss J. Montesi
	Name:	Corliss J. Montesi
	Title:	Vice President and Principal Accounting Officer

Date: January 31, 2022